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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

          DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MAY 7, 1996

                            OXFORD HEALTH PLANS, INC.
             (Exact name of registrant as specified in its charter)

            Delaware                  0-19442                   06-1118515
(State or other jurisdiction        (Commission               (IRS Employer
       of incorporation)            File Number)           Identification No.)

  800 Connecticut Avenue, Norwalk, Connecticut                          06854
       (Address of principal executive offices)                       (Zip Code)

                                 (203) 852-1442
              (Registrant's telephone number, including area code)



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ITEM 5.  OTHER EVENTS.

         Registrant's Press Release, dated May 7, 1996, is attached as an Exhibit hereto and incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)   Exhibits

       (99)  Press Release dated May 7, 1996

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                          OXFORD HEALTH PLANS, INC.

Date: May 7, 1996                         By:     /s/  ANDREW B. CASSIDY
                                             ---------------------------
                                                    ANDREW B. CASSIDY
                                                 Chief Financial Officer



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